UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2017

KKR Financial Holdings LLC
(Exact Name of Registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor, San Francisco, CA	94104
(Address of principal executive office)	(Zip Code)

415-315-3620
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 13, 2017, KKR Financial Holdings LLC (the “Company”) issued a press release announcing the call for redemption of all of its outstanding 7.375% Series A LLC Preferred Shares (the “Series A LLC Preferred Shares”). The redemption of the Series A LLC Preferred Shares will be accomplished in accordance with the terms of the share designation of the Series A LLC Preferred Shares, dated January 17, 2013 (the “Series A Certificate of Designation”), governing the Series A LLC Preferred Shares. The Series A LLC Preferred Shares will be redeemed on January 16, 2018 (the “Redemption Date”) at a redemption price equal to $25.00 per share, representing the liquidation preference per Series A LLC Preferred Share, in accordance with the terms of the Series A LLC Preferred Shares. Accrued and unpaid distributions to, but excluding, the Redemption Date also will be paid on the Redemption Date to the holders of record on the Redemption Date, in accordance with the terms of the Series A LLC Preferred Shares. The Company intends to use cash on hand to fund the redemption. Following the redemption in full of the Series A LLC Preferred Shares and related delisting of the Series A LLC Preferred Shares from the New York Stock Exchange, the Company will no longer be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and at such time it intends to cease filing periodic or other reports with the U.S. Securities and Exchange Commission.

A notice of redemption will be sent to holders of the Series A LLC Preferred Shares in accordance with the Series A Certificate of Designation. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated December 13, 2017, of KKR Financial Holdings LLC entitled “KKR Financial Holdings LLC Announces Redemption of all Outstanding 7.375% Series A LLC Preferred Shares”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

By:	/s/ NICOLE J. MACARCHUK
Name:	Nicole J. Macarchuk
Title:	General Counsel and Secretary

Date: December 13, 2017